SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                         Date of Report: October 3, 1996


                              MICRO WAREHOUSE, INC.



                             535 Connecticut Avenue
                           Norwalk, Connecticut 06854
                                 (203) 899-4000



       Delaware                   0-20730                         06-1192793
(State of Incorporation)      (Commission File No.)              (IRS Id. No.)




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Item 5.     Other Events.
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            This Current Report on Form 8-K is being filed with the
Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the following information: Linwood A. Lacy, Jr. has been appointed President and Chief Executive Officer of Micro Warehouse, Inc. effective as of October 1, 1996, which date has been accelerated from Mr. Lacy's original commencement date of October 14, 1996.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

     (a)    Financial Statement of Businesses Acquired.

            None.

     (b)    Pro Forma Financial Information.

            None.

     (c)    Exhibits.

            None.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MICRO WAREHOUSE, INC.
                                              (Registrant)



Date:  October 3, 1996                    By______________________________
                                              Bruce L. Lev
                                              Vice President